                                                               EXHIBIT 99.1

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )
                              )    Judge Drake
                              )


               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     -----------------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /S/ Felton S. Parrish
                                   --------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          June 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600
                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
                              )

               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     ----------------------------------------------------------------

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $42,701,000.






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of June 2004.              /s/ Barry F. Shea
                                        -----------------------
                                        Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                                May 8, 2004
                              (in thousands)



                      Assets

Current assets:
  Cash and cash equivalents                         $    1,677
  Accounts receivable (less allowances of $8,957)       60,570
  Inventories                                          140,741
  Assets held for sale                                   9,528
  Prepaid expenses and other current assets             10,683
  Deferred income taxes                                  7,577
                                                    ----------
     Total current assets                              230,776

Property, plant and equipment.                         438,101
  Less accumulated depreciation and amortization      (265,764)
                                                    ----------
     Net property, plant and equipment                 172,337

Investment and advances to subsidiaries.                12,183

Other assets.                                           11,803
                                                    ----------
                                                    $  427,099
                                                    ==========

In re:    DAN RIVER INC.
          Case No. 04-10990

                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                                May 8, 2004
                              (in thousands)



       Liabilities and Shareholders' Equity

Current liabilities:
  Long-term debt currently due                      $106,252
  Accounts payable                                    10,116
  Due to subsidiaries                                  3,382
  Accrued compensation and related benefits           21,466
  Other accrued expenses                               7,800
                                                    --------
     Total current liabilities                       149,016
Deferred income taxes.                                 7,577
Other liabilities                                     22,428
                                                    --------
Total liabilities not subject to compromise          179,021

Liabilities subject to compromise                    193,829

Shareholders' equity:
  Common stock                                           225
  Additional paid-in capital                         210,147
  Accumulated deficit                               (144,628)
  Accumulated other comprehensive loss               (11,211)
  Unearned compensation - restricted stock              (284)
                                                    --------
     Total shareholders' equity.                      54,249
                                                    --------
                                                    $427,099
                                                    ========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED STATEMENT OF OPERATIONS
                                (UNAUDITED)

               For the Period March 31, 2004 to May 8, 2004
                              (in thousands)

Net sales                                                    $   51,715
Cost of sales                                                    46,631
                                                              ---------
Gross profit                                                      5,084
Selling, general and administrative expenses                      6,373
                                                               --------
Operating loss                                                  (1,289)
Other expense, net                                                 (65)
Interest expense                                                (1,368)
Equity in loss of subsidiaries
                                                                  (178)
                                                              --------
Loss before reorganization items                                (2,900)
Reorganization items - professional fees and expenses           (1,493)
                                                              --------
Net loss                                                   $    (4,393)
                                                              ========

In re:    DAN RIVER INC.
          Case No. 04-10990

                     CONDENSED STATEMENT OF CASH FLOWS
                                (UNAUDITED)
               For the Period March 31, 2004 to May 8, 2004
                              (in thousands)

Cash flows from operating activities:
Net loss                                               $   (4,393)
 Adjustments to reconcile net loss to net cash
provided by
  Operating activities:
  Noncash interest expense                                    314
  Depreciation and amortization of property, plant          3,364
and equipment
  Amortization of restricted stock compensation                13
  Writedown/disposal of assets                                 22
  Equity in loss of subsidiaries                              178
 Changes in operating assets and liabilities:
     Accounts receivable                                  (4,577)
     Inventories                                            2,368
     Prepaid expenses and other assets                        615
     Accounts payable and accrued expenses                 13,338
     Other liabilities                                        (32)
                                                         --------
        Net cash provided by operating activities          11,210
                                                         --------
Cash flows from investing activities:
  Capital expenditures                                       (128)
  Proceeds from sale of assets                                  4
                                                         --------
        Net cash used by investing activities                (124)
Cash flows from financing activities:
  DIP credit facility-borrowings                           39,700
  Revolving credit facilities-payments                    (49,766)
  Debt issuance costs-DIP credit facility                  (2,200)
                                                        --------
        Net cash used by financing activities             (12,266)
                                                         --------
Net increase decrease in cash and cash equivalents         (1,180)
Cash and cash equivalents at beginning of period            2,857
                                                         --------
Cash and cash equivalents at end of period               $  1,677
                                                         ========

In re:    DAN RIVER INC.
          Case No. 04-10990



           MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              (in thousands)


Accounts Receivable at Petition Date:   $55,992

Accounts Receivable Reconciliation                     Amount
Net Accounts Receivable at the Beginning of the        $55,992
Reporting Period
PLUS:  Current Month New Billings to Customers          51,715
LESS:  Collections During the Month from Customers    (48,325)
Other, net                                               1,188
Net Accounts Receivable at the End of the Reporting    $60,570
Period

Accounts Receivable Aging                              Amount
Current                                                $61,681
< 30 Days Past Due                                       6,506
31 - 60 Days Past Due                                      875
60 - 90 Days Past Due                                       60
> 90  Days Past Due                                        405
Total Accounts Receivable                               69,527
Less: Reserves and Allowances                           (8,957)
Accounts Receivable (net)                              $60,570

In re:    DAN RIVER INC.
          Case No. 04-10990



           MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                              (in thousands)

Post-Petition Accounts Payable consists of the following"



Accounts Payable Aging (Post Petition Only)             Amount
0 - 30 Days                                                 $8,895
31 - 60 Days                                                   133
61 - 90 Days                                                     0
Over 90 Days                                                     0
Other - Primarily Accruals for Goods & Services              1,088
Received But Not Yet Invoiced
Total Accounts Payable                                     $10,116


SECURED CREDITORS:
The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                     INVENTORY AND FIXED ASSETS REPORT
INVENTORY REPORT (in thousands)
Inventory Balance at the Petition Date:  $141,758

Inventory Reconciliation                                Amount
Inventory Balance at Beginning of Period                 $141,758
PLUS: Purchases and Other Costs Added During Period        45,614
LESS: Inventory Used/Sold                                 (46,631)
Inventory on Hand at End of Period                       $140,741

Method of Costing Inventory:  first-in, first-out

FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date: unknown Brief Description (First Report Only): Textile manufacturing facilities, office buildings, and related machinery and equipment.

Fixed Asset Reconciliation                              Amount
Fixed Asset BV at Beginning of Period                    $175,485
LESS: Depreciation Expense                                 (3,364)
PLUS: Additions                                               128
Other Activity                                                 88
Fixed Assets BV at End of Period                         $172,337

Brief Description of Fixed Assets Purchased/Disposed of During
Period

Additions were generally for routine replacement items. See below regarding dispositions.


Pursuant to the Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale, the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000.

Detail of Assets Sold Pursuant to the Above Named Order

Minor fixed assets from closed plants were sold during the period for a total of $4,000.

In re:    DAN RIVER INC.
          Case No. 04-10990
                            MONTHLY TAX REPORT
                        TAXES PAID DURING THE MONTH
Name of Taxing Authority               Description        Amount
AR Dept. of Finance & Adm.       SWH                           236
AR Employment Security Dept.     Unemployment                  370
CA Dept. of Employ. Development  SWH                         1,918
CA Dept. of Employ. Development  Unemployment                1,669
CT Commissioner of Revenue       SWH                           587
FL Dept. of Revenue              Sales Tax                   1,126
FL Div. Of Unemploy. Comp.       Unemployment                   73
GA Dept. of Labor                Unemployment              118,292
GA Dept. of Revenue              Sales & Use Tax             2,967
GA Dept. of Revenue              SWH                        60,913
IL Dept. of Revenue              SWH                         1,175
IL Dept. of Revenue              Unemployment                  578
IRS                              FICA & FWH              4,001,841
IRS                              Fed'l Unemployment        213,585
MS Bureau of Revenue             SWH                           798
MS Employ. Security Commission   Unemployment                  252
NC Dept. of Revenue              Sales & Use Tax             4,293
NC Dept. of Revenue              SWH                        82,113
NC Employ. Security Commission   Unemployment              221,507
NJ Division of Revenue           Unemployment                  881
NJ Division of Revenue           SWH                         3,238
NYS Employment Taxes             SWH                        48,498
NYS Employment Taxes             Unemployment               42,849
OR Dept. of Revenue              SWH                           405
OR Dept. of Revenue              Unemployment                  502
Receiver General                 Canada GST Return          23,720
SC Dept. of Revenue              Sales & Use Tax               120
SC Dept. of Revenue              SWH                         5,232
SC Employ.  Security Commission  Unemployment                5,050
TN Dept. of Employ. Security     Unemployment              142,393
TN Dept. of Revenue              Sales & Use Tax             2,307
TN Dept. of Revenue              2003 TN Extension           2,600
                                 Request
TX State Comptroller             TX Extension Request       18,750
TX Workforce Commission          Unemployment                  536
VA Dept. of Revenue              Sales Tax                   1,599
VA Dept. of Revenue              Use Tax                    26,226
VA Dept. of Taxation             SWH                       417,290
VA Employment Commission         Unemployment            1,151,020
Total Taxes Paid                                         6,607,509

*Pursuant to the Order Authorizing the Debtors to (A) Maintain Existing Bank Accounts and cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.

In re:    DAN RIVER INC.
          Case No. 04-10990

                            TAXES OWED AND DUE

Name of Taxing          Date        Description       Amount
Authority              Payment
                         Due
AR Dept. of Finance   5/15/2004 SWH                         565
& Adm.
CA State Board of     7/20/2004 Sales Tax                   116
Equalization
FL Dept. of Revenue   5/20/2004 Sales Tax                   591
GA Dept. of Revenue   5/12/2004 SWH                       3,300
GA Dept. of Revenue   5/20/2004 Sales & Use Tax           4,856
IL Dept. of Revenue   5/15/2004 SWH                         587
IRS                   5/14/2004 FICA & FWH                  461
MS Bureau of Revenue  5/15/2004 SWH                       1,197
NC Dept. of Revenue   5/12/2004 SWH                       9,553
NC Dept. of Revenue   5/20/2004 Sales & Use Tax           2,044
NY State Sales Tax    6/20/2004 Sales Tax                    83
Receiver General      5/31/2004 April 2004 Canada        44,033
                               GST Return
SC Dept. of Revenue   5/15/2004 SWH                       1,884
SC Dept. of Revenue   5/20/2004 Sales & Use Tax              92
State of New Jersey   7/20/2004 Sales Tax                     3
TN Dept. of Revenue   5/20/2004 Sales & Use Tax           1,681
Treasurer, State of   7/20/2004 Sales Tax                    12
Ohio
TX  Comptroller of    1/20/2005 Sales Tax                    32
Public Accts
VA Dept. of Revenue   5/20/2004 Sales Tax                 2,155
VA Dept. of Revenue   5/20/2004 Use Tax                  17,236
VA Dept. of Taxation  5/11/2004 SWH                      47,650


Total Taxes Unpaid                                      138,131

In re:    DAN RIVER INC.
          Case No. 04-10990


                         CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

             Type of Coverage              Expiration
Property & Business Interruption           6/30/04
Boiler & Machinery                         6/30/04
Commercial General Liability               6/1/04
Automobile -All states except TX, Canada   6/1/04
Automobile - Texas                         6/1/04
International Package                      6/1/04
Advertising Liability                      6/1/04
Umbrella - Excess                          6/1/04
Motor Truck Cargo & Marine Cargo           1/1/05
Canadian General Liability Policy          6/1/04
Directors & Officers                       11/20/04
Crime                                      11/20/04
Fiduciary Liability                        11/20/04
Special Risk                               11/20/04
Workers Comp Excess for VA & GA            10/1/04
Workers Comp - AR, CA, FL, IL, MS, NJ, ,   10/1/04
NC, OR, TX
Workers Comp. TN                           12/8/04
Workers Comp. NY                           11/21/04
Health                                     1/1/05
Life Insurance                             12/31/05
Long Term Disability                       1/1/05
Basic Accident                             12/31/05
Business Travel Accident                   9/04
Short Term Disability -NY                  9/04

Note:          All 6/1/04 policies renewed 6/1/04 with new expiration date of
          6/1/05 New General Liability policy added for the Brookneal Dam. Umbrella Carrier changed.

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )
                              )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     -----------------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Felton S. Parrish
                                   -------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          June 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
                              )

               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     -----------------------------------------------------------------

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0.

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.




I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 7th day of June 2004.              /s/ Barry F.Shea
                                        -----------------------
                                        Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        	)    Chapter 11
                              	)
DAN RIVER FACTORY STORES, INC.	)    Case No. 04-10993
                              	)
        Debtor.               	)
                              	)    Judge Drake
                              	)


               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     -----------------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Felton S. Parrish
                                   ---------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          June 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        	)    Chapter 11
                              	)
DAN RIVER FACTORY STORES, INC.	)    Case No. 04-10993
                              	)
        Debtor.               	)    Judge Drake
                              	)

               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     -----------------------------------------------------------------
                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $214,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the Debtor's for the reporting period ended May 8, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of June 2004.              /s/ Barry F. Shea
                                        ------------------------
                                        Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993


                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                                May 8, 2004
                              (in thousands)

                       Assets
Due from Parent                                        $   2,325
                                                       =========
        Liabilities and Shareholder's Equity
Liabilities                                                    $
                                                               0

Common stock                                                   0
Paid-in capital                                            1,739
Retained earnings
                                                             586
                                                       ---------
                                                       $   2,325
                                                       =========



                     CONDENSED STATEMENT OF OPERATIONS
                                (UNAUDITED)

               For the Period March 31, 2004 to May 8, 2004
                              (in thousands)


Net sales
                                                      $     175
Cost of sales                                               114
                                                       --------
Gross profit
                                                             61
Selling, general and administrative expenses
                                                            100
                                                       --------
Net loss                                              $     (39)
                                                       ========

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
     Debtor.                  )
                              )    Judge Drake
                              )



               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004
     -----------------------------------------------------------------



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Felton S. Parrish
                                   -------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          June 7, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600
                                        ATTORNEYS FOR THE DEBTOR

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF GEORGIA
                              NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
     Debtor.                  )    Judge Drake
                              )

               DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM MARCH 31, 2004 (PETITION DATE) TO MAY 8, 2004

                   NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $105,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries. For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of June 2004.              /s/ Barry F. Shea
                                        ----------------------------
                                        Barry F. Shea
                                        Executive Vice President-Chief
                                        Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991

                          CONDENSED BALANCE SHEET
                                (UNAUDITED)

                                May 8, 2004
                              (in thousands)


Assets
Investment in subsidiaries                             $   9,858
                                                        --------

Liabilities and Shareholder's Equity
Liabilities:
     Due to parent.                                    $  18,136

Shareholder's Equity:
     Capital stock.                                            0
     Accumulated deficit                                  (8,278)
                                                        --------
                                                       $   9,858

                                                       =========